Exhibit 10.16

COOPERATION AGREEMENT

This Cooperation Agreement (“Agreement”) is entered into on October 14, 2021, by and between:

Jilin University, hereinafter referred to as “Party A”, and

Jilin Zhengye Biological Products Co., Ltd, hereinafter referred to as “Party B”,

Collectively referred to as the “Parties”.

WHEREAS, the Parties wish to collaborate on the research project named [Establishing the OFTu Immortalized Cell Line and its Application in Developing Ovine and Caprine Poxvirus Vaccine].

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree to jointly apply for the 2022 Annual Funding of Key Research and Development Projects in the agricultural field sponsored by Jilin Provincial Department of Science and Technology with the project named [Establishing the OFTu Immortalized Cell Line and its Application in Developing Ovine and Caprine Poxvirus Vaccine] with Party A as the project leader and Party B as the project member. The Parties guarantee to participate in the project according to the research tasks stated in the funding application form, organize project implementation, use the funding reasonably according to regulations, and ensure the completion on schedule.

Party A shall construct an immortalized cell line of sheep nasal oracle bone cells (OFTu) and evaluate the proliferation ability of OFTu cell line; carry out the chromosomal karyotype analysis and evaluation of potential tumorigenic ability of OFTu cell line; and evaluate the amplification ability of sheep derived poxvirus in OFTu cell line.

Party B shall optimize the large-scale cultivation and inheritance process of OFTu cell line; and assist Party A in conducting amplification testing of the smallpox virus vaccine strain.

IN WITNESS WHEREOF, the Parties agree with the above plan of the project description and hereto have signed this Agreement.

Party A: Jilin University (seal)

By

Research Project Leader of Party A

Date

Jilin Zhengye Biological Products Co., Ltd (seal)

By

Research Project Member of Party B

Date